                                                                    EXHIBIT 10.4



                                EIGHTH AMENDMENT
                                ----------------

            This Eighth Amendment (this "Amendment") is entered into as of this 2nd day of May, 2000 among Waterlink, Inc. (the "Company"), Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).


                                    RECITALS
                                    --------

            WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of February 11, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

            WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

            NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:


            SECTION 1. AMENDMENTS.
                       -----------

            (a) SECTION 1.01 OF THE AGREEMENT IS HEREBY AMENDED BY INSERTING THE FOLLOWING DEFINITIONS IN APPROPRIATE ALPHABETICAL ORDER:

            "EIGHTH AMENDMENT" shall mean the Eighth Amendment to this Agreement, dated as of May 2, 2000.

            "EIGHTH AMENDMENT EFFECTIVENESS DATE" shall mean the date upon which the Agent advises the Company that the Eighth Amendment has become effective.

            "2000 TL COMMITMENT" means from and after the Eighth Amendment Effectiveness Date (a) in the aggregate, up to $2,000,000, and (b) as to each Bank with a 2000 TL Commitment, its Pro Rata Share as indicated on
       Schedule I to the Eighth Amendment; PROVIDED, that on September 29, 2000 (or, if extended pursuant to SECTION 2.10(a)(ii), December 29, 2000), the 2000 TL Commitment, and the 2000 TL Commitment of each Bank, shall be reduced to zero.

            "2000 TL FUNDING DATE" means a Borrowing Date occurring on or after the Eighth Amendment Effectiveness Date but on or prior to December 28, 2000 on which a Borrowing under the 2000 TL Commitment shall occur.

            (b) THE DEFINITIONS OF "AGENT-RELATED PERSONS", "COMMITMENT" AND "DISPOSITION" IN SECTION 1.01 OF THE AGREEMENT ARE HEREBY AMENDED BY DELETING EACH IN ITS ENTIRETY AND INSERTING THE FOLLOWING IN LIEU THEREOF:

            "AGENT-RELATED PERSONS" means, BofA and any successor agent arising under Section 10.09 and any successor letter of credit issuing bank hereunder, together with their respective Affiliates (other than Banc of America Securities), and the officers directors, employees, agents and attorneys-in-fact of such Persons and Affiliates (other than Banc of America Securities).

                                      * * *

            "COMMITMENT" means, collectively, the Revolving Loan Commitment, the Term Loan Commitment, the 2000 TL Commitment and the Swing Line Commitment.

                                      * * *

            "DISPOSITION" means (a) the sale, lease, conveyance or other disposition of Property in excess of $100,000, other than sales or other dispositions expressly permitted under SECTION 8.02, and (b) the sale, transfer or agreement to recommend the sale or transfer by the Company or any Subsidiary of the Company of all or substantially all of any equity securities of the Company or any Subsidiary of the Company.

            (c) CLAUSE (a) OF SECTION 2.01 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

                "(a) THE TERM CREDIT. Each Bank severally agrees, on the terms and conditions set forth herein, to make, in an amount not to exceed such Bank's Pro Rata Share of the Term Loan Commitment and the 2000 TL Commitment, as the case may be, on the Special Funding Date or any 2000 TL Funding Date, as the case may be, a term loan to the Company in an aggregate principal amount equal to the Term Loan Commitment or the 2000 TL Commitment, as the case may be (collectively, "Term Loan"). Amounts borrowed as Term Loans which are repaid or prepaid by the Company may not be reborrowed.".

            (d) SECTION 2.03 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:


            "2.03 PROCEDURE FOR BORROWING.
                  ------------------------

                (a) Each Borrowing (other than an L/C Borrowing or a Borrowing of Swing Line Loans) shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 12:00 noon (Chicago time)
       (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans and (ii) on the date of the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $500,000, or any multiple of $100,000 in excess thereof, in the case of Base Rate Loans, and $1,000,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans; PROVIDED, that any Borrowing utilizing the 2000 TL Commitment shall be in an aggregate minimum amount of $1,000,000, or any multiple of $1,000,000 in excess thereof;

                (ii) whether such Borrowing shall consist of Revolving Loans and/or Term Loans;

                (iii) the requested Borrowing Date, which shall be a Business
            Day;

                (iv) the Type of Loans comprising the Borrowing; and

                (v) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

                (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than five different Interest Periods in effect.".

            (e) CLAUSE (a) OF SECTION 2.10 OF THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING IT WITH THE FOLLOWING IN LIEU THEREOF:

            "(a) (i) TERM LOANS. On each date set forth below, the Company shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):

                           DATE                      AMOUNT
                           ----                      ------
                  September 29, 2000               $2,000,000
                  December 29, 2000                 2,000,000
                  March 30, 2001                    2,000,000
                  June 29, 2001                     2,000,000
                  September 28, 2001                2,000,000
                  December 31, 2001                 2,500,000
                  March 29, 2002                    2,500,000
                  June 28, 2002                     2,500,000
                  September 30, 2002                2,500,000

                  December 31, 2002                 2,500,000
                  March 31, 2003                    2,500,000
                  Term Maturity Date              20,835,816.30;

                (ii) The Company shall repay to the Banks on September 29, 2000 the aggregate principal amount of Term Loans outstanding on such date that were borrowed under the 2000 TL Commitment; PROVIDED, HOWEVER, that all of the Banks may consent, in their sole discretion, to the repayment pursuant to this clause (a)(ii) to occur on December 29, 2000.

Any amendment to this SECTION 2.10(a) shall require the consent of all of the Banks.".

            (f) Clause (b) of SECTION 2.12 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following in lieu thereof:

                "(b) COMMITMENT FEES. The Company shall pay to the Agent for the account of each Bank a commitment fee ("Commitment Fee") on the average daily unused portion of such Bank's Revolving Loan Commitment and 2000 TL Commitment, as the case may be, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum. For purposes of calculating utilization under this Section, (x) the Revolving Loan Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding PLUS the Effective Amount of L/C Obligations then outstanding and (y) the 2000 TL Commitment shall be deemed used to the extent of the Effective Amount of Term Loans made under the 2000 TL Commitment then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; PROVIDED that, in connection with any reduction or termination of Revolving Loan Commitments or the 2000 TL Commitment, as the case may be, under SECTION 2.07, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in ARTICLE V are not met.

                (c) PREPAYMENT FEE. The Company shall pay to the Agent, for distribution to each Bank based on its Pro Rata Share of the Term Loans, a prepayment fee ("Prepayment Fee") in an aggregate amount equal to .80% of the amount of any prepayment of Term Loans pursuant to SECTION 2.08 or 2.09. Such Prepayment Fee shall be due and payable upon the date of any such prepayment of Term Loans.".

            (g) SECTION 8.01 OF THE AGREEMENT IS HEREBY AMENDED BY INSERTING THE FOLLOWING TO THE END OF SUCH SECTION:



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

"Any amendment to this SECTION 8.01 shall require the consent of all of the Banks.".

            (h) NOTWITHSTANDING ANY PROVISION CONTAINED IN THE AGREEMENT, ON AND AFTER THE EIGHTH AMENDMENT EFFECTIVENESS DATE ALL LOANS UNDER THE AGREEMENT SHALL BE MAINTAINED AS BASE RATE LOANS AND SHALL BEAR INTEREST AT A RATE PER ANNUM EQUAL TO THE BASE RATE PLUS 1.00%; PROVIDED, THAT ANY LOAN MAINTAINED AS AN OFFSHORE RATE LOAN AS OF THE EIGHTH AMENDMENT EFFECTIVENESS DATE SHALL BE PERMITTED TO BE MAINTAINED AS AN OFFSHORE RATE LOAN UNTIL THE END OF THE RELEVANT INTEREST PERIOD BUT THE APPLICABLE MARGIN THERETO SHALL ON AND AFTER THE EIGHTH AMENDMENT EFFECTIVENESS DATE BE 3.5%, AFTER WHICH SUCH OFFSHORE RATE LOAN SHALL BE MAINTAINED AS A BASE RATE LOAN AND SHALL BEAR INTEREST AT A RATE PER ANNUM EQUAL TO THE BASE RATE PLUS 1.00%.

            SECTION 2. WAIVER. Notwithstanding the requirements of SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Agreement, the Banks hereby waive compliance by the Company with the requirements of said SECTIONS 8.15, 8.17, 8.18 and 8.19 of the Agreement for the fiscal quarter ending in March, June and September and for the period until, but not including, the last day of the fiscal quarter ending in December 2000; provided, HOWEVER, that such waiver contained in this Section 2 shall be immediately withdrawn on the date upon which EBIT of the Company, as reported in the monthly financial information package delivered to the Banks no later than the 30th day of each calendar month pursuant to SECTION 7.01(c) of the Agreement relating to the immediately preceding calendar month, is less than:

            (i) $500,000 for the period from April 1, 2000 to and including May 31, 2000;

            (ii) $1,500,000 for the period from April 1, 2000 to and including June 30, 2000;

            (iii) $1,750,000 for the period from April 1, 2000 to and including July 31, 2000;

            (iv) $2,500,000 for the period from April 1, 2000 to and including August 31, 2000;

            (v) $3,850,000 for the period from April 1, 2000 to and including September 30, 2000;

            (vi) $4,250,000 for the period from April 1, 2000 to and including October 31, 2000;

            (vii) $4,750,000 for the period from April 1, 2000 to and including November 30, 2000; and

            (viii) $6,000,000 for the period from April 1, 2000 to and including December 31, 2000;



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      and; PROVIDED, FURTHER, that any amendment to Section 2 shall require the consent of each Bank.

            SECTION 3. REFERENCE TO AND EFFECT UPON THE AGREEMENT.
                       -------------------------------------------

            (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

            (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

            SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

            SECTION 5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

            SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by facsimile transmission), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

            SECTION 7. AMENDMENT FEE. The Company hereby agrees to pay to the Agent (for distribution to the Banks on the basis of each such Bank's Pro Rata Share) an amendment fee in the amount of .20% of each such Bank's Commitment,
(i) one-half of such fee to be paid on the Eighth Amendment Effectiveness Date and (ii) the remaining portion of such fee to be paid on September 29, 2000.

            SECTION 8. EFFECTIVENESS. This Amendment shall become effective as of the date first written above upon the delivery (i) to the Agent of the fee referred to in Section 7(i) hereof, (ii) to the Agent of executed signature pages (including by facsimile transmission) to this Amendment signed by the Company and each Bank and (iii) to the Agent an executed engagement letter with a nationally recognized investment banking firm concerning the development of strategic options for the Company.

                            [signature pages follow]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.

                         WATERLINK, INC.


                         By:
                             ------------------------------------------

                         Title:
                                ---------------------------------------



                         BANK OF AMERICA, N.A., as Agent


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                         BANK OF AMERICA, N.A., Individually as a Bank


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                         COMERICA BANK


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                                       S-1
                              [TO EIGHTH AMENDMENT]

                         FIFTH THIRD BANK, CENTRAL OHIO


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                         HARRIS TRUST AND SAVINGS BANK


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                         PNC BANK, NATIONAL ASSOCIATION


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------




                         UNION BANK OF CALIFORNIA, N.A.


                         By:
                             -----------------------------------------

                         Title:
                                --------------------------------------



                                       S-2
                              [TO EIGHTH AMENDMENT]

                                   SCHEDULE I

                          2000 TL COMMITMENT ALLOCATION

BANK                                AMOUNT                     PRO RATA SHARE
----                                ------                     --------------

Bank of America, N.A.               $2,000,000                 100%